MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED JULY 1, 2016 TO

PROSPECTUS DATED APRIL 1, 2016, AS SUPPLEMENTED

Effective July 1, 2016, Northern Institutional Funds’ investment adviser, Northern Trust Investments, Inc., has contractually agreed to increase the expense reimbursements it provides to the U.S. Government Portfolio (the “Portfolio”) by lowering the contractual expense limitation after which expense reimbursement takes effect for the Portfolio. Therefore, the sections entitled “PORTFOLIO SUMMARIES — Fees and Expenses of the Portfolio” and “PORTFOLIO SUMMARIES — Example” on page 7 of the Prospectus are replaced with the following:

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Service and Premier Shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Service Shares	Premier Shares
Management Fees	0.33%	0.33%
Other Expenses	0.28%	0.53%
Transfer Agent Fees	0.02%	0.02%
Service Fees	0.25%	0.50%
Other Operating Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.61%	0.86%
Expense Reimbursement(1)	(0.11)%	(0.11)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.50%	0.75%

(1)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.25%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to service fees, that are not reimbursed. This contractual limitation may not be terminated before July 1, 2017 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service and Premier Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$51	$184	$329	$752
Premier Shares	$77	$263	$466	$1,051

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT SPS (7/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS